UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): 8/15/2007
CLEAR CHANNEL COMMUNICATIONS, INC
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 001-09645

TX	74-1787539
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)
200 E. Basse
San Antonio, TX 78209
(Address of Principal Executive Offices, Including Zip Code)
210-822-2828
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report
Item 8.01 OTHER EVENTS
Clear Channel Communications, Inc. (the “Company”) has filed this Current Report on Form 8-K in order to revise the historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”) to reflect, for all periods presented in the 2006 Form 10-K, the reclassification of the assets, liabilities, revenues and expenses of its television business and certain radio markets as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-lived Assets (“Statement 144”).
On November 16, 2006, the Company announced plans to sell certain radio markets, comprising 448 of its radio stations. As of June 30, 2007, the Company had sold 26 radio stations, 5 of which were not part of the announced 448 stations, and had definitive agreements to sell an additional 374 radio stations, 8 of which were not part of the announced 448 stations. The closing of these transactions under definitive asset purchase agreements will be subject to antitrust clearances, FCC approval and other customary closing conditions. The Company determined that each of these radio markets represents a disposal group. As reported in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007 (the “10-Q”), consistent with the provisions of Statement 144, the Company classified the stations subject to transfer under definitive purchase agreements as discontinued operations at June 30, 2007.
On April 20, 2007, the Company entered into a definitive agreement to sell its television business. The transaction is subject to regulatory approvals and other customary closing conditions. As reported in the 10-Q, consistent with the provisions of Statement 144, the Company classified its television business as discontinued operations at June 30, 2007.
Under current SEC guidance, the same classification as discontinued operations required by SFAS No. 144 is also required for previously issued financial statements included in the 2006 Form 10-K, if those financial statements are incorporated by reference in filings with the SEC under the Securities Act even though those financial statements relate to periods prior to the operations being classified as discontinued operations. The Company intends to file an amendment to a registration statement on Form S-4 relating to its previously announced Merger Agreement with a private equity group co-led by Thomas H. Lee Partners, L.P. and Bain Capital Partners, LLC in which the financial statements included in the 2006 Form 10-K will be incorporated by reference. The consummation of the merger is subject to shareholder approval, antitrust clearances, FCC approval and other customary closing conditions. Such registration statement incorporates by reference the audited financial information in the 2006 Form 10-K.
This report includes the following with respect to the periods presented in the 2006 Form 10-K:
*	Revised Selected Financial Data (Part II. Item 6.);

*	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part II. Item 7.);

*	Revised Financial Statements and Supplementary Data (Part II. Item 8);

*	Revised Controls and Procedures (Part II. Item 9A); and,

*	Revised Schedules and Exhibits (included in Item 15. Exhibits and Financial Statement Schedules):
Schedule II Valuation and Qualifying Accounts
Exhibit 11 Statement re: Computation of Per Share Earnings
Exhibit 12 Statement re: Computation of Ratios
Exhibit 23.1 Consent of Ernst & Young LLP.
The reclassification of the Company’s television business and the above described radio stations as discontinued operations had no effect on the net income previously reported by the Company in the audited financial statements contained in the 2006 Form 10-K.
This Form 8-K does not reflect events occurring after the filing of the 2006 Form 10-K, and does not modify or update the disclosures therein, except as required to reflect the changes for discontinued operations as described above. The information filed with this Form 8-K should be read together with the 2006 Form 10-K (except for Items 6, 7, 8 and 9A which are contained in this report) and the Company’s subsequent SEC filings, including its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
          (d) Exhibits
          99.1 Revised Item 6. Selected Financial Data; Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Item 8. Financial Statements and Supplementary Data; Revised Item 9A. Controls and Procedures; Revised Item 15. Exhibits and Financial Statement Schedules.
Signature
     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.
Date: August 15, 2007	By:	/S/ HERBERT W. HILL, JR.
Herbert W. Hill, Jr.
Sr. Vice President/Chief Accounting Officer

INDEX TO EXHIBITS
99.1 Revised Item 6. Selected Financial Data; Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Item 8. Financial Statements and Supplementary Data; Revised Item 9A. Controls and Procedures; Revised Item 15. Exhibits and Financial Statement Schedules.